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                                   LEASE AGREEMENT

1. PARTIES. This Lease, dated for reference purposes only, January 11, 1996, is made by and between SOUTH BAY/FORTRAN, a California limited partnership, ("Landlord"), and NOVELLUS SYSTEMS, INC., a California corporation ("Tenant").

2. PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the terms and conditions hereinafter set forth, those certain premises (the "Premises") presently known, as of the date of this Lease, as 4415 Fortran Court, situated in the City of San Jose, County of Santa Clara, State of California, described as follows: for purposes of this Lease, the rentable square footage area of the Building shall be deemed to be approximately thirty-eight thousand two hundred eighty-four (38,284) square feet (the "Building"), as shown cross-hatched on the site plan (the "Site Plan") attached hereto as EXHIBIT "A". The Building is located on a larger parcel (the "Parcel") containing other buildings (the "Buildings") as shown on the Site Plan, which Parcel is described in EXHIBIT "B" attached hereto. In the event Landlord subdivides the Parcel in the future into two (2) or more legal parcels, the term "Parcel" shall thereafter refer to the legal parcel on which the Premises are located. Landlord shall deliver the premises in good condition and repair, including the roof, heating, ventilation and air conditioning (HVAC) equipment and structural integrity of the building and in compliance with all governmental codes, ordinances and statues, including those applicable under the Americans of Disabilities Act (ADA). Landlord shall not be required to make any alterations, additions or improvements to the Premises and the Premises shall be leased to Tenant in an "as-is" condition, except for those improvements as defined as "Landlord's Improvements" in EXHIBIT "C" attached hereto and made a part hereof. THE EXACT SQUARE FOOTAGE SHALL BE DETERMINED UPON FINAL APPROVAL OF THE FINAL TENANT IMPROVEMENT PLANS, WHICH TENANT DESIRES TO CONSTRUCT AT ITS SOLE COST, PURSUANT TO EXHIBIT "D" ATTACHED HERETO.

3. TERM. The term of this Lease ("Lease Term") shall be for two (2) years, commencing upon the earlier of i) RECEIPT OF A CERTIFICATE OF OCCUPANCY OR FINAL BUILDING PERMIT, upon completion of tenant improvements, as outlined in EXHIBITS "C" AND "D" attached hereto, or, ii) April 15, 1996, (the "Commencement Date") and ending two (2) years thereafter, unless sooner terminated pursuant to any provision hereof. Notwithstanding said scheduled Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder, but in such case Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant and the commencement and termination dates of this Lease shall be revised to conform to the date of Landlord's delivery of possession. In the event Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease, including the obligation to pay the Monthly Installment of rent, and Common Area Charges.

4.   RENT.

     A. TIME OF PAYMENT. Tenant shall pay to Landlord as rent for the Premises the sum specified in Paragraph 4.B below (the "Monthly Installment") each month in advance on the first day of each calendar month, without deduction or offset, prior notice or demand, commencing on the Commencement Date and continuing through the term of this Lease, together with such additional rents as are payable by Tenant to Landlord under the terms of this Lease. The Monthly Installment for any period during the lease Term which period is less than one (1) full month shall be a prorata portion of the Monthly Installment based upon a thirty (30) day month.

     B. MONTHLY INSTALLMENT. The Monthly Instalment of rent payable each month during the term shall be Twenty Thousand Six Hundred Seventy-Three and 36/100ths Dollars ($20,673.36) per month.

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     C.   LATE CHARGE. Tenant acknowledges that late payment by Tenant to
          Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs includes, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord within ten (10) days after such amount shall be due, Tenant shall pay to Landlord, as additional rent, a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of its other rights and remedies granted hereunder.

     D. ADDITIONAL RENT. All taxes, insurance premiums, Common Area Charges, late charges, costs and expenses which Tenant is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts, and all reasonable damages, costs and attorneys' fees and expenses which Landlord may incur by reason of any default of Tenant or failure on Tenant's part to comply with the terms of this Lease, shall be deemed to be additional rent ("Additional Rent") and shall be paid in addition to the Monthly Installment of rent, and, in the event of nonpayment of the Monthly Installment of rent.

     E. PLACE OF PAYMENT. Rent shall be payable in lawful money of the United States of America to Landlord at 511 Division Street, Campbell CA, or to such other person(s) or at such other place(s) as Landlord may designate in writing.

     F. ADVANCE PAYMENT. Concurrently with the execution of this Lease, Tenant shall pay the Landlord the sum of Twenty Thousand Six Hundred Seventy-
three and 36/100ths Dollars ($20,673.36) to be applied to the Monthly Instalment of rent first accruing under this Lease.

5. SECURITY DEPOSIT. Tenant shall deposit the sum of Twenty Thousand Six Hundred Seventy-three and 36/100ths Dollars ($20,673.36) (the "Security Deposit") upon execution of this Lease, to secure the faithful performance by Tenant of each term, covenant and condition of this Lease. If Tenant shall at any time fail to make any payment or fail to keep or perform any term, covenant or condition on its part to be made or performed or kept under this Lease, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligation under this Lease, use, apply or retain the whole or any part of the Security Deposit (A) to the extent of any sum due to Landlord; (B) to make any required payment on Tenant's behalf; or (C) to compensate Landlord for any loss, damages, attorneys' fees or expense sustained by Landlord due to Tenant's default. In such event, Tenant shall, within five BUSINESS (5) days of written demand by Landlord, remit to Landlord sufficient funds to restore the Security Deposit to its original sum. No interest shall accrue on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its general funds. Should Tenant comply with all the terms, covenants, and conditions of this Lease and at the end of the term of this Lease leave the Premises in the condition required by this Lease, then said Security Deposit, less any sums owing to Landlord, shall be returned to Tenant within thirty (30) days after the termination of this Lease and vacancy of the Premises by Tenant.

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6.   USE OF PREMISES. Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules and ordinances for the purpose of office, research & development, light manufacturing, distribution and warehousing of products for the electronics industry, and for no other purpose. Tenant shall indemnify, protect, defend, and hold Landlord harmless against any loss, expense, damage, attorneys' fees or liability arising out of the failure of Tenant to comply with any applicable law. Tenant shall not commit or suffer to be committed, any waste upon the Premises, or any nuisance, or other acts or things which may disturb the quiet enjoyment of any other tenant in the buildings adjacent to the Premises, or allow any sale by auction upon the Premises, or allow the Premises to be used for any unlawful purpose, or place any loads upon the floor, walls or ceiling which endanger the structure, or place any harmful liquids in the drainage system of the Building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the Building proper, except in trash containers placed inside exterior enclosures designated for that purpose by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the Building proper. Tenant shall strictly comply with the provisions of Paragraph 39 below.

7.   TAXES AND ASSESSMENTS.

     A. TENANT'S PROPERTY. Tenant shall pay before delinquency any and all taxes and assessment, license fees and public charges levied, assessed or imposed upon or against Tenant's fixtures, equipment, furnishings, furniture, appliances and personal property installed or located on or within the Premises. Tenant shall cause said fixtures, equipment, furnishings, furniture, appliances and personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

     B. PROPERTY TAXES. Tenant shall pay, as additional rent, its Pro Rata Share (as defined below) of all Property Taxes levied or assessed with respect to the land comprising the Parcel and with respect to all buildings and improvements located on the Parcel which become due or accrue during the term of this Lease. Tenant shall pay such Property Taxes to Landlord within twenty (20) days after receipt of billing. Provided that Landlord bills Tenant at least thirty (30) days prior to the delinquency date of such Property Taxes, Tenant shall pay such Property Taxes to Landlord at least ten (10) days prior to the delinquency date, and if Tenant fails to do so, Tenant shall reimburse Landlord, on demand, for all interest, late fees and penalties that the taxing authority charges Landlord. In the event Landlord's mortgagee requires an impound for Property Taxes, then on the first day of each month during the Lease Term, Tenant shall pay Landlord one twelfth (1/12) of its annual share of such Property Taxes. IF PAYMENT IS MADE ON A MONTHLY BASIS, LANDLORD SHALL ANNUALLY RECONCILE SAID PAYMENTS VERSUS THE ACTUAL PROPERTY TAX BILL FOR THE PERIOD IN QUESTION AND EITHER REIMBURSE TENANT FOR ANY OVERPAYMENTS OR BILL TENANT FOR ANY PAYMENTS LESS THAN THE ACTUAL BILL. Tenant's liability hereunder shall be prorated to reflect the Commencement and termination dates of this Lease. Tenant's share of the Property Taxes shall be determined by Landlord from the respective valuation assigned in the Assessor's worksheet or such other information as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

          As used in this Lease, the term "Tenant's Pro Rata Share" shall mean a fraction, expressed as a percentage, the numerator of which is the number of square feet of floor space contained in the Premises (38,284 SQUARE FEET) and the denominator of which is the number of square feet of floor space contained in all of the Buildings located on the Parcel (295,529 SQUARE FEET). As of the Commencement Date, Tenant's Pro Rata Share is twelve and ninety-five hundredths percent (12.95%).

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          For the purpose of this Lease, "Property Taxes" means and includes all taxes, assessments (including, but not limited to, assessments for public improvements or benefits), taxes based on vehicles, utilizing parking areas, taxes based or measured by the rent paid, payable or received under this Lease, taxes on the value, use, or occupancy of the Premises, the Buildings and/or the Parcel, Environmental Surcharges, and all other governmental impositions and charges of every kind and nature whatsoever, whether or not customary or within the contemplation of the parties hereto and regardless of whether the same shall be extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing which, at any time during the Lease Term, shall be applicable to the Premises, the Buildings and/or the Parcel or assessed, levied or imposed upon the Premises, the Buildings and/or the Parcel, or become due and payable and a lien or charge upon the Premises, the Buildings and/or the Parcel, or any part thereof, under or by virtue of any present or future laws, statutes, ordinances, regulations or other requirements of any governmental authority whatsoever. The term "Environmental Surcharges" shall mean and include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, the Federal Environmental protection Agency, the Federal Clean Air Act, or any regulations promulgated thereunder or any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes, assessments, or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy. The term "Property Taxes" shall not include any federal, state or local net income, estate, or inheritance tax imposed on Landlord, OR PENALTIES AND INTEREST INCURRED BY LANDLORD'S LATE PAYMENT, UNLESS PENALTY OR INTEREST IS SPECIFICALLY DUE TO TENANT'S LATE PAYMENT OF PROPERTY TAXES.

     C. OTHER TAXES: Tenant shall, as additional rent, pay or reimburse Landlord for any tax based upon, allocable to, or measured by the area of the Premises or the Buildings or the Parcel; or by the rent paid, payable or received under this Lease; any tax upon or with respect to the possession, leasing, operation, any tax upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof; any privilege tax, excise tax, business and occupation tax, gross receipts tax, sales and/or use tax, water tax, sewer tax, employee tax, occupational license tax imposed upon Landlord or Tenant with respect to the Premises; any tax upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

8.   INSURANCE.

     A. INDEMNITY. EXCEPT FOR LANDLORD'S BREACH UNDER THIS LEASE, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT, Tenant agrees to indemnify, protect and defend Landlord against and hold Landlord harmless from any and all claims, causes of action, judgements, obligations or liabilities, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees), on account of, or arising out of, AND TO THE EXTENT RELATING TO TENANT'S operation, maintenance, use or occupancy of the Premises and all areas appurtenant thereto. This Lease is made on the express understanding that Landlord shall not be liable for, or suffer loss by reason of, injury to person or property, form whatever cause (except for active negligence or willful misconduct of Landlord), which in any way may be connected with the operation, use or occupancy of the Premises specifically including, without limitation, any liability for injury to the person or property of Tenant, its agents, officers, employees, licensees and invitees.

     B. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against claims and liabilities arising out of the operation, use, or occupancy of the Premises and all areas appurtenant thereto, including parking areas. Such insurance shall be in an amount of not less than Three Million Dollars ($3,000,000.00) for bodily injury or death as a result of any one occurrence and Five Hundred Thousand Dollars

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          ($500,000.00) for damage to property as a result of any one occurrence. The insurance shall be with companies approved by Landlord, with approval Landlord agrees not to withhold unreasonably. Tenant shall deliver to landlord, prior to possession, and at least thirty (30) days prior to the expiration thereof, a certificate of insurance evidencing the existence of the policy required hereunder and such certificate shall certify that the policy (1) names Landlord as an additional insured, (2) shall not be canceled or altered without thirty (30) days prior written notice to Landlord, (3) insures performance of the indemnity set forth in Paragraph 8.A above, (4) the coverage is primary and any coverage by Landlord is in excess thereto and (5) contains a cross-liability endorsement. Landlord may maintain a policy or policies of comprehensive general liability insurance insuring Landlord (and such others as are designated by Landlord), against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Premises or the Common Area, with such limits of coverage as Landlord may from time to time determine are reasonably necessary for its protection. The cost of any such liability insurance maintained by Landlord shall be a Common Area Charge and Tenant shall pay, as additional rent, its share of such cost to Landlord as provided in Paragraph 12 below.

     C. PROPERTY INSURANCE. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises and the Buildings, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risk" insurance, plus a policy of rental income insurance in the amount of one hundred percent (100%) of twelve (12) months rent (including, without limitation, sums payable as Additional Rent), plus, at Landlord's option, flood insurance and earthquake insurance, and any other coverages which may be required from time to time by Landlord's mortgagee. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord on the Premises. Tenant shall, within twenty (20) days after receipt of billing, pay to Landlord as additional rent, the full cost of such insurance procured and maintained by Landlord. Tenant acknowledges that such insurance procured by Landlord shall contain a deductible which reduces Tenant's cost for such insurance and, in the event of loss or damage, Tenant shall be required to pay to Landlord the amount of such deductible.

     D. TENANT'S INSURANCE. Release of Landlord. Tenant acknowledges that the insurance to be maintained by Landlord on the Premises pursuant to Subparagraph C above will not insure any of Tenant's property. Accordingly, Tenant, at Tenant's own expense, shall maintain in full force and effect on all of its fixtures, equipment, leasehold improvements and personal property in the Premises, a policy of "All Risk" coverage insurance to the extent of at least ninety percent (90%) of their insurable value. Tenant hereby releases Landlord, and its partners, officers, agents employees and servants from any and all claims, demands, losses, expenses or injuries to the Premises or to the furnishings, fixtures, equipment, inventory or other personal property of Tenant in, about, or upon the Premises, which are caused by perils, events or happenings where the same are covered by the insurance required by this Lease or which are the subject of insurance carried by Tenant and in force at the time of such loss.

     E. MUTUAL WAIVER OF SUBROGATION. TENANT AND LANDLORD HEREBY MUTUALLY WAIVE THEIR RESPECTIVE RIGHTS OF RECOVERY AGAINST EACH OTHER OF ANY LOSS OF OR DAMAGE TO THE PROPERTY OF EITHER PARTY, TO THE EXTENT SUCH LOSS OR DAMAGE IS INSURED BY ANY INSURANCE POLICY REQUIRED TO BE MAINTAINED BY THIS LEASE OR OTHERWISE IN FORCE AT THE TIME OF SUCH LOSS OR DAMAGE. EACH PARTY SHALL OBTAIN ANY SPECIAL ENDORSEMENTS, IF REQUIRED BY THE INSURER, WHEREBY THE INSURER WAIVES ITS RIGHT OF SUBROGATION AGAINST THE OTHER PARTY HERETO. THE PROVISIONS OF THIS SUBPARAGRAPH 8.3 SHALL NOT APPLY IN THOSE INSTANCES IN WHICH THE WAIVER OF SUBROGATION WOULD CAUSE EITHER PARTY'S INSURANCE COVERAGE TO BE VOIDED OR OTHERWISE MADE UNCOLLECTIBLE.

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9.     UTILITIES. Tenant shall pay for all water, gas, light, heat, power, electricity, telephone, trash pickup, sewer charges and all other services supplied to or consumed on the Premises, and all taxes and surcharges thereon. In addition, the cost of any utility services supplied to the Common Area or not separately metered to the Premises shall be a Common Area Charge and Tenant shall pay its share of such costs to Landlord as provided in Paragraph 12 below.

10.    REPAIRS AND MAINTENANCE.

       A. LANDLORD'S REPAIRS. Subject to provisions of Paragraph 16, Landlord shall keep and maintain the exterior roof, structural elements and exterior walls of the Building in good order and repair. Landlord shall not, however, be required to maintain, repair or replace the interior surface of exterior walls, nor shall Landlord be required to maintain, repair or replace windows, doors, skylights or plate glass. Landlord shall have no obligation to make repairs under this Subparagraph until a reasonable time after receipt of written notice from Tenant of the need for such repairs. Tenant shall reimburse Landlord, as additional rent, within THIRTY (30) days after receipt of billing, for the cost of such repairs and maintenance which are the obligation of Landlord hereunder, provided however, that Tenant shall not be required to reimburse Landlord for the cost of maintenance and repairs of the structural elements of the Building unless such maintenance or repair is required because of the negligence or willful misconduct of Tenant or its employees, agents or invitees. As used herein, the term "structural elements of the building" shall mean and be limited to the foundation, footings, floor slab (bit not flooring), structural walls, and roof structure (INCLUDING ROOFING OR ROOF MEMBRANE ONLY TO BE INCLUDED DURING THE FIRST TWO (2) YEARS OF THE LEASE TERM, UNLESS TENANT MAKES ANY PENETRATIONS TO THE ROOFING OR ROOF MEMBRANE AT ANY TIME DURING THEIR TENANCY, IN WHICH CASE TENANT SHALL BE SOLELY RESPONSIBLE FOR REPAIRS AND MAINTENANCE OF THE ROOFING
              AND ROOF MEMBRANE.) UPON EXPIRATION OF THE FIRST TWO (2) YEARS OF THE LEASE TERM, TENANT SHALL BECOME RESPONSIBLE FOR REPAIRS AND MAINTENANCE BIT NOT REPLACEMENT OF THE ROOFING OR ROOF
              MEMBRANE.

          B.  TENANT'S REPAIRS. Except as expressly provided in Subparagraph
              A above, Tenant shall, at its sole cost, keep and maintain the entire Premises and every part thereof, including without limitation, the windows, window frames, plate glass, glazing, skylights, truck doors, doors and all door hardware, the walls and partitions, and the electrical, plumbing, lighting, heating, ventilating and air conditioning systems and equipment in good order, condition and repair. The term "repair" shall include replacement, restorations and/or renewals when necessary as well as painting. THE TERM "REPAIR" SHALL NOT INCLUDE REPLACEMENT OF HEATING, VENTILATING AND AIR CONDITIONING
              ("HVAC") EQUIPMENT DURING THE FIRST TWO (2) YEARS OF THE LEASE TERM ONLY EXCEPT ON HVAC EQUIPMENT INSTALLED BY TENANT AS PART
              OF THE FINAL TENANT IMPROVEMENT PLANS PURSUANT TO EXHIBIT "D" AND UNLESS SUCH REPLACEMENT IS DUE TO TENANT'S ABOVE "STANDARD USE", TENANT'S MISUSE, OR TENANT'S FAILURE TO MAINTAIN THE HVAC EQUIPMENT, AS REQUIRED BELOW. THE TERM "STANDARD USE" SHALL BE DEFINED AS OPERATION BASED ON A NORMAL BUSINESS DAY'S HOURS, NOT TO EXCEED TEN (10) HOURS. ANY OPERATION THAT EXCEEDS THE "STANDARD USE" HOURS SHALL BE DEEMED TO BE "ABOVE STANDARD USE". Tenant's obligation shall extend to all alterations, additions and improvements to the Premises, and all fixtures and appurtenances therein and thereto. Tenant shall, at all times during the Lease Term, have in effect a service contract for the maintenance of the heating, ventilating and air conditioning ("HVAC") equipment with an HVAC service contract shall provide for periodic inspection and servicing at least once every three
              (3) months during the term hereof, and Tenant shall provide Landlord with a copy of such contract and all periodic service reports.

              Should Tenant fail to make repairs required of Tenant hereunder forthwith upon FIFTEEN (15) DAYS WRITTEN notice from Landlord or should Tenant fail thereafter to diligently complete the repairs, Landlord, in addition to all other remedies available hereunder or by law and without waiving any alternative remedies, may make the same, and in that event,

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              Tenant shall reimburse Landlord as additional rent for the cost of such maintenance or repairs within five (5) days of written demand by Landlord

              Landlord shall have no maintenance or repair obligation whatsoever with respect to the Premises except as expressly provided in Paragraphs 10.A and 11. Tenant hereby expressly waives the provisions of Subsection 1 of Section 1932 and
              Section 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Landlord as provided in Section 1942 of said Civil Code. There shall be no allowance to Tenant for diminution of rental value, and no liability on the part of Landlord (EXCEPT FOR LANDLORD'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) by reason of inconvenience, annoyance or injury to business arising from the making of or the failure to make, any repairs, alternations, decorations, additions or improvements in or to any portion of the Premises or the Building or Common Area (or any or the areas used in connection with the operation thereof, or in or to any fixtures, appurtenances or equipment), or by reason of the negligence of Tenant or any other tenant or occupant of the Parcel. In no event shall Landlord be responsible for any consequential damages arising or alleged to have arisen from any of the foregoing matters. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises, the Building, or the Common Area, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors whether such damage or injury is caused by or results from fire, steam, electricity gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portion of the Building, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the Building or the Parcel.

11. COMMON AREA. Subject to the terms and conditions of this Lease and such rules and regulations as Landlord may from time to time REASONABLY prescribe, Tenant and Tenant's employees, invitees and customers shall, in common with other occupants of the Parcel, and their respective employees, invitees and customers, and others entitled to the use thereof, have the nonexclusive right to use the access roads, parking areas and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Parcel, which areas and facilities are referred to herein as "Common Area. This right shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interest of the occupants of the Parcel. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant, and Tenant shall abide by them and cooperate in their observance. Such rules and regulations may be amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy of them to Tenant. Tenant shall have the non-exclusive use of no more than one hundred fifty-three (153) of the parking spaces in the Common Area as designated from time to time by Landlord. Tenant shall not at any time park or permit the parking of Tenant's trucks or other vehicles, or the trucks or other vehicles of others, adjacent to loading areas so as to interfere in any way with the use of such areas, nor shall Tenant at any time park or permit the parking of Tenant's vehicles or trucks, or the vehicles or trucks of Tenant's suppliers or others in any portion of the Common Area not designated by Landlord for such use by Tenant. Tenant shall not abandon any inoperative vehicles or equipment on any portion of the Common Area. Tenant shall make no alterations, improvements or additions to the Common Area.

         Landlord shall operate, manage, insure, maintain and repair the Common Area in good order, condition and repair. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the COMMERCIALLY REASONABLE discretion of Landlord. The cost of such repair, maintenance, operation, insurance and management, including without limitation, maintenance and repair of landscaping, irrigation systems, paving, sidewalks, fences, and lighting, shall be a Common Area Charge and Tenant shall pay to Landlord its share of such costs as provided in Paragraph 12 below.

12. COMMON AREA CHARGES. Tenant shall pay to Landlord, as additional rent, upon demand but not more often than once each calendar month, an amount equal to its Pro Rata Share of the Common Area Charges as defined in Paragraphs 8.C, 9, 11 of this Lease. Tenant acknowledges and agrees that the Common Area Charges shall include an additional five percent (5%) of the actual expenditures in order to compensate Landlord for accounting, management and processing services.

         NOTWITHSTANDING ANYTHING CONTAINED THE LEASE, NO EXPENSES INCURRED FOR THE FOLLOWING SHALL BE INCLUDED IN OPERATING EXPENSES: (i) REPAIRS OR OTHER WORK OCCASIONED BY FIRE, WINDSTORM OR OTHER
         CASUALTY OF A NATURE COVERED BY INSURANCE REQUIRED TO BE CARRIED BY LANDLORD PURSUANT TO THE TERMS OF THIS LEASE OR ANY PRESENT OR
         FUTURE GROUND LEASE OR DEED OF TRUST COVERING THE PROJECT (EXCEPT
         FOR THE COST OF CASH REPAIRS OR OTHER WORK THAT RELATES TO THE DEDUCTIBLE PORTION OF THE INSURANCE POLICY COVERING SUCH CASUALTY)
         OR BY THE EXERCISE OF THE RIGHT OF EMINENT DOMAIN; (ii) LEASING COMMISSIONS, ACCOUNTANTS' OR ATTORNEYS' FEES, COSTS AND
         DISBURSEMENTS AND OTHER EXPENSES INCURRED IN CONNECTION WITH THE NEGOTIATIONS OR DISPUTES WITH THE TENANTS OR OTHER OCCUPANTS OR PROSPECTIVE TENANTS OR OTHER OCCUPANTS, OR ASSOCIATED WITH THE ENFORCEMENT OF ANY LEASES OR DEFENSE OF LANDLORD'S TITLE TO OR INTEREST IN THE PROJECT OR ANY PART THEREOF; (iii) COSTS (INCLUDING PERMIT, LICENSE AND INSPECTION FEES) INCURRED IN RENOVATING OR OTHERWISE IMPROVING OR DECORATING, PAINTING, OR REDECORATING SPACE FOR TENANTS CONSESSIONAIRIES OR OTHER OCCUPANTS OR VACANT RENTABLE SPACE; (iv) THE COSTS OF ANY SERVICES SOLD OR PROVIDED TENANTS OR OTHER OCCUPANTS FOR WHICH LANDLORD IS ENTITLED TO BE REIMBURSED BY SUCH TENANTS OR OTHER OCCUPANTS AS AN ADDITIONAL CHARGE OR RENTAL OVER AND ABOVE THE BASIC RENT AND ESCALATIONS PAYABLE UNDER THE
         LEASE WITH SUCH TENANT OR OTHER OCCUPANT; (v) EXCEPT TO THE EXTENT EXPRESSLY PROVIDED ABOVE, COSTS INCURRED BY LANDLORD FOR ANY ALTERATION, ADDITION OR EQUIPMENT THAT IS CONSIDERED A CAPITAL IMPROVEMENT OR REPLACEMENT UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; (vi) DEPRECIATION AND AMORTIZATION; (vii) EXCEPT TO THE EXTENT EXPRESSLY PROVIDED ABOVE, COSTS OF A CAPITAL NATURE, INCLUDING, BUT NOT LIMITED TO CAPITAL IMPROVEMENTS, CAPITAL REPAIRS, CAPITAL EQUIPMENT, AND CAPITAL TOOLS, ALL AS DETERMINED IN
         ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; (viii) EXPENSES IN CONNECTION WITH SERVICES OR OTHER BENEFITS OF A TYPE
         THAT IS NOT PROVIDED TENANT IN REASONABLE PROPORTION TO THE SPACE LEASED BY TENANT BUT THAT IS PROVIDED TO ANOTHER TENANT OR OCCUPANT;
         (ix) COSTS INCURRED DUE TO VIOLATION BY LANDLORD OR ANY OTHER TENANT OF THE TERMS AND CONDITIONS OF ANY LEASE; (x) INTEREST ON DEBT OR AMORTIZATION PAYMENTS ON ANY MORTGAGES OR DEEDS OF TRUST OR ANY OTHER BORROWINGS; (xi) LANDLORD'S GENERAL CORPORATE OVERHEAD AND GENERAL ADMINISTRATIVE EXPENSES; (xii) ALL ITEMS AND SERVICES FOR WHICH TENANT OR ANY OTHER TENANT SEPARATELY REIMBURSES LANDLORD OR PAYS THIRD PERSONS; (xiv) ADVERTISING AND PROMOTIONAL EXPENDITURES; (xv) PROPERTY MANAGEMENT FEES EXCEEDING THREE PERCENT(3%) OF GROSS REVENUE; AND (xvi) ANY OTHER EXPENSE THAT UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPALS AND PRACTICES WOULD NOT BE CONSIDERED A MAINTENANCE OR OPERATING EXPENSE.

         TENANT MAY AUDIT THE LANDLORD'S ACCOUNTING RECORDS REGARDING OPERATING EXPENSES AND TAXES AND UPON TEN (10) DAYS' ADVANCE WRITTEN NOTICE. IF TENANT DISCOVERS AN OVERSTATEMENT OF OPERATING EXPENSES OR TAXES, LANDLORD SHALL PROMPTLY REFUND ANY AMOUNTS OWED TO TENANT. IF

         TENANT DISCOVERS AN OVERSTATEMENT OF OPERATING EXPENSES AND TAXES WHICH EXCEEDS ONE HUNDRED TEN PERCENT (110%) OF THE ACTUAL OPERATING EXPENSES AND TAXES, LANDLORD SHALL REIMBURSE TENANT FOR ALL REASONABLE COSTS AND EXPENSES OF TENANT'S AUDIT.

13. ALTERATIONS. Tenant shall not make, or suffer to be made, any alterations, improvements or additions in, on, about or to the Premises or any part thereof, without the prior written consent of Landlord, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD, and without a valid building permit issued by the appropriate governmental authority. As a condition to giving such consent, Landlord may require that Tenant agree to remove any such alterations, improvements or additions at the termination of this Lease and to restore the Premises to their prior condition. Unless Landlord requires that Tenant remove any such alterations, improvement or addition, and alteration, addition or improvement to the Premises, except moveable furniture and trade fixtures not affixed to the Premises, shall become the property of Landlord upon termination of the Lease and shall remain upon and be surrendered with the Premises at the termination of this Lease. Without limiting the generality of the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning, drapery, and carpet installations made by Tenant regardless of how affixed to the Premises, together with all other additions, alterations and improvements that have become an integral part of the Building, shall be and become the property of the Landlord upon termination of the Lease, and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Premises at the termination of this Lease.

         IT IS HEREBY ACKNOWLEDGED BY LANDLORD THAT TENANT DESIRES TO CONSTRUCT CERTAIN IMPROVEMENTS AS OUTLINED IN THE FINAL TENANT IMPROVEMENT PLANS PURSUANT TO EXHIBIT "D" ATTACHED HERETO AND MADE A PART HEREOF. LANDLORD SHALL DETERMINE UPON FINAL APPROVAL OF THE FINAL TENANT IMPROVEMENT PLAN THOSE IMPROVEMENTS EXISTING PRIOR TO CONSTRUCTION OF THE FINAL TENANT IMPROVEMENT PLANS WHICH LANDLORD SHALL REQUIRE TENANT TO RETURN TO ITS ORIGINAL CONDITION UPON EXPIRATION OR EARLIER TERMINATION OF THIS LEASE. LANDLORD SHALL MORE CLOSELY DEFINE THOSE IMPROVEMENTS TO BE RETURNED TO ORIGINAL CONDITION BY TENANT IN A PLAN ATTACHED HERETO AS EXHIBIT "E".

         If, during the term hereof, any alteration, addition or change of any sort to all or any portion of the Premises is required by law, regulation, ordinance or order of any public agency, Tenant shall promptly make the same at its sole cost and expense. If during the term hereof, any alteration, addition, or change to the Common Area is required by law, regulation, ordinance or order of any public agency, AND IS REQUIRED DUE TO TENANT'S SPECIFIC USE OR OCCUPANCY OF THE PREMISES, Landlord shall make the same and the cost of such alteration, or change shall be a Common Area Charge and Tenant shall pay its share of said cost to Landlord as provided in Paragraph 12 above.

14. ACCEPTANCE OF THE PREMISES. By entry and taking possession of the Premises pursuant to this Lease, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the Premises in their condition existing as of the date of such entry, and Tenant further accepts the tenant improvements to be constructed by Landlord, if any, as being completed in accordance with the plans and specifications for such improvements, except for punch list items. Tenant acknowledges that neither the Landlord nor Landlord's agents has made any representation or warranty as to the suitability of the Premises to the conduct of Tenant's business. Any agreements, warranties or representations not expressly contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease. This Lease constitutes the entire understanding between the parties hereto and no addition to, or modification of, any term or provision of this Lease shall be effective until set forth in a writing signed by both Landlord and Tenant.

15.      DEFAULT.

         A. EVENTS OF DEFAULT. A breach of this Lease shall exist if any of the following events (hereinafter referred to as "Event of Default") shall occur:

                 1. Default in the payment when due of any installment of rent or other payment required to be made by Tenant hereunder, where such default shall not have been cured within three (3) days after written notice of such default is given to Tenant;

                 2. Tenant's failure to perform any other term, covenant or condition contained in this Lease where such failure shall have continued for THIRTY (30) DAYS after written notice of such failure is given to Tenant; UNLESS THE NATURE OF DEFAULT IS SUCH THAT IT CANNOT BE CURED WITHIN THIRTY (30) DAYS, IN WHICH CASE TENANT SHALL NOT BE IN DEFAULT PROVIDED TENANT COMMENCES SAID CURE WITHIN THIRTY (30) DAYS FROM WRITTEN NOTICE AND DILIGENTLY PURSUES SAID CURE.

                 3. Tenant's vacating (WITHOUT WRITTEN NOTICE TO LANDLORD) or abandonment of the Premises;

                 4. Tenant's assignment of its assets for the benefit of its creditors:

                 5. The sequestration of, attachment of, or execution on, any substantial part of the property of Tenant or on any property essential to the conduct of Tenant's business shall have occurred and Tenant shall have failed to obtain a return or release of such property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier;

                 6. Tenant or any guarantor of Tenant's obligations hereunder shall commence any case proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seek appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property;

                 7. Tenant or any such guarantor shall take any corporate action to authorize any of the actions set forth in Clause 6 above; or

                 8. Any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully stayed within seven (7) business days after the entry thereof or (ii) remains undismissed for a period of forty-five (45) days.

         B. REMEDIES. Upon any Event of Default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law, to which Landlord may resort cumulatively, or in the alternative:

     1. RECOVERY OF RENT. Landlord shall be entitled to keep this Lease in full force and effect (whether or not Tenant shall have abandoned the Premises) and to enforce all of its rights and remedies under this Lease, including the right to recover rent and other sums as they become due, plus interest at the Permitted Rate (as defined in Paragraph 33 below) from the due date of each installment of rent or other sum until paid.

     2. TERMINATION. Landlord may terminate this Lease by giving Tenant written notice of termination. On the giving of the notice all of Tenant's rights in the Premises and the Building and Parcel shall terminate. Upon the giving of the notice of termination, Tenant shall surrender and vacate the Premises in the condition required by Paragraph 34, and Landlord may re-enter and take possession of the Premises and all the remaining improvements or property and eject Tenant or any of Tenant's subtenants, assignees or other person or persons claiming any right under or through Tenant or eject some and not others or eject none. This Lease may also be terminated by a judgement specifically providing for termination. Any termination under this paragraph shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or rent previously accrued or then accruing against Tenant. In no event shall any one or more of the following actions by Landlord constitute a termination of this Lease:

          a.   maintenance and preservation of the Premises;

          b.   efforts to relet the Premises;

          c. appointment of a receiver in order to protect Landlord's interest hereunder;

          d. consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to provisions hereof concerning subletting and assignment or otherwise; or

          e. any other action by Landlord or Landlord's agents intended to mitigate the adverse effects from any breach of this Lease by Tenant.

     3. DAMAGES. In the event this Lease is terminated pursuant to Subparagraph 15.B.2 above, or otherwise, Landlord shall be entitled to damages in the following sums:

          a. the worth at the time of award of the unpaid rent which has been earned at the time of termination; plus

          b. the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

          c. the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

          d. any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom including, without limitation, the following: (i) expenses for cleaning, repairing or restoring the Premises; (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to the succeeding lessee, or otherwise); (iii) real estate broker's fees, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying the Premises such as taxes and insurance premiums thereon, utilities and security precautions; (v) expenses in retaking possession of the Premises; (vi) attorneys' fees and court costs; and (vii) any unamortized real estate brokerage commission paid in connection with this Lease.

          e. The "worth at the time of award" of the amounts referred to in Subparagraphs (a) and (b) of this Paragraph, is computed by allowing interest at the Permitted Rate. The "worth at the time of award" of the amounts referred to in Subparagraph (c) of this Paragraph is computed by discounting such amount at the discount rate of the Federal Reserve Board of San Francisco at the time of award plus one percent (1%). The term "rent" as used in this Paragraph shall include all sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease.

16. DESTRUCTION. In the event that any portion of the Premises are destroyed or damaged by an uninsured peril, Landlord or Tenant may, upon written notice to the other, given within thirty (30) days after the occurrence of such damage or destruction, elect to terminate this Lease; provided, however, that either party may, within thirty (30) days after receipt of such notice, elect to make any required repairs and/or restoration at such party's sole cost and expense, in which event this Lease shall remain in full force and effect, and the party having made such election to restore or repair shall thereafter diligently proceed with such repairs and/or restoration.

     In the event the Premises are damaged or destroyed from any insured peril to the extent of fifty percent (50%) or more of the then replacement cost of the Premises, Landlord may, upon written notice to Tenant, given within thirty (30) days after the occurrence of such damage or destruction, elect to terminate this Lease. If Landlord does not give such notice in writing within such period, Landlord shall be deemed to have elected to rebuild or restore the Premises, in which event Landlord shall, at its expense, promptly rebuild or restore the Premises to their condition prior to the damage or destruction and Tenant shall pay to Landlord upon commencement of reconstruction the amount of any deductible from the insurance policy.

     In the event the Premises are damaged or destroyed from any insured peril to the extent of less than fifty percent (50%) of the then replacement cost of the Premises, Landlord shall, at Landlord's expense, promptly rebuild or restore the Premises to their condition prior to the damage or destruction and Tenant shall pay to Landlord upon commencement of reconstruction the amount of any deductible from the insurance policy.

     In the event that, pursuant to the foregoing provisions, Landlord is to rebuild or restore the Premises, Landlord shall, within thirty (30) days after the occurrence of such damage or destruction, provide Tenant with written notice of the time required for such repair or restoration. If such period is longer than NINETY (90) days from the issuance of a building permit, WHICH TIME FOR RECEIPT OF A BUILDING PERMIT SHALL NOT EXCEED TWENTY
     (20) DAYS, Tenant may, within thirty (30) days after receipt of Landlord's notice, elect to terminate the Lease by giving written notice to Landlord of such election, whereupon the Lease shall immediately terminate. IF LANDLORD UNDERTAKES SUCH REPAIRS AND IS NOT COMPLETED WITHIN ONE HUNDRED TWENTY (120) DAYS, TENANT HAS THE RIGHT TO TERMINATE THE LEASE, UPON WRITTEN NOTICE TO LANDLORD. The period of time for Landlord to complete the repair or restoration shall be extended for delays caused by the fault or neglect of Tenant or because of acts of God, acts of publication, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of contractors or subcontractors due to such causes, or other contingencies beyond the control of Landlord. Landlord's obligation to repair or restore the Premises shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises.

     Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect; provided, however, that during any period of repairs or restoration, rent and all other amounts to be paid by Tenant on account of the Premises and this Lease shall be abated in proportion to the area of the Premises rendered not reasonably suitable for the conduct of Tenant's business thereon. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2 and Section 1933, Subdivision 4 of the California Civil Code.

17.  CONDEMNATION

     A. DEFINITION OF TERMS. For the purposes of this Lease, the term (1) "Taking" means a taking of the Premises or damage to the Premises related to the exercise of the power of eminent domain and includes a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, person or corporate entity empowered to condemn property; (2)"Total Taking" means the taking of the entire Premises or so much of the Premises as to prevent or substantially impair the use thereof by Tenant for the uses herein specified; provided, however, in no event shall a Taking of less than ten percent (10%) of the Premises be deemed a Total Taking; (3)"Partial Taking" means the taking of only a portion of the Premises which does not constitute a Total Taking; (4)"Date of Taking" means the date upon which the title to the Premises, or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor; and (5)"Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

     B. RIGHTS. The parties agree that in the event of a Taking all rights between them or in and to an Award shall be as set forth herein and Tenant shall have no right to any Award except as set forth herein.

     C.   TOTAL TAKING. In the event of a Total Taking during the term hereof
          (1) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the Date of Taking; (2) Landlord shall refund to Tenant any prepaid rent; (3) Tenant shall pay Landlord any rent or charges due Landlord under the Lease, each prorated as of the Date of Taking; (4) Tenant shall receive from Landlord those portions of the Award attributable to trade fixtures of Tenant and for moving expenses of Tenant; and (5) the remainder of the Award shall be paid to and be the property of Landlord.

     D. PARTIAL TAKING. In the event of a Partial Taking during the term hereof (1) the rights of Tenant under the Lease and leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking; (2) from and after the Date of Taking the Monthly Installment of rent immediately prior to the Taking by a fraction, the numerator of which is the number of square feet contained in the Premises after the Taking and the denominator of which is the number of square feet contained in the Premises prior to the Taking; (3)Tenant shall receive from the Award the portions of the Award attributable to trade fixtures of Tenant; and (4) the remainder of the Award shall be paid to and be the property of Landlord.

18. MECHANICS' LIEN. Tenant shall (A) pay for all labor and services performed for, materials used by or furnished to, Tenant or any contractor employed by Tenant with respect to the Premises; (B) indemnify, defend, protect and hold Landlord and the Premises harmless and free from any liens, claims, liabilities, demands, encumbrances, or judgements created or suffered by reason of any labor or services performed for, materials used by or furnished to, Tenant or any contractor employed by Tenant with respect to the Premises; (C) give notice to Landlord in writing five (5) days prior to employing any laborer or contractor to perform services related to, or receiving materials for use upon the Premises; and (D) permit Landlord to post a notice of nonresponsibility in accordance with the statutory requirements of California Civil Code Section 3094 or any amendment thereof. It the event Tenant is required to post an improvement bond with a public agency in connection with the above, Tenant agrees to include Landlord as an additional obligee.

19. INSPECTION OF THE PREMISES. Tenant shall permit Landlord and its agents to enter the Premises at any reasonable time, UPON REASONABLE NOTICE, for the purpose of inspecting the same, performing Landlord's maintenance and repair responsibilities, posting a notice of non-responsibility for alterations, additions or repairs and at any time within ninety (90) days prior to expiration of this Lease, to place upon the Premises, ordinary "For Lease" or "For Sale" signs.

20. COMPLIANCE WITH LAWS. Tenant shall, at its own cost, comply with all of the requirements of all municipal, county, state and federal authorities now in force, or which may hereafter be in force, pertaining to TENANT'S SPECIFIC use and occupancy of the Premises, and shall faithfully observe all municipal, county, state and federal law, statutes or ordinances now in force or which may hereafter be in force. The judgement of any court of competent jurisdiction or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such ordinance or statute in the use and occupancy of the Premises shall be conclusive of the fact that such violation by Tenant has occurred.

21. SUBORDINATION. The following provisions shall govern the relationship of this Lease to any underlying lease, mortgage or deed of trust which now or hereafter affects the Premises, the Building and/or the Parcel, or Landlord's interest or estate therein (the "Project") and any renewal, modification, consolidation, replacement, or extension thereof (a "Security Instrument").

     A. PRIORITY. This Lease is subject and subordinate to Security Instruments existing as of the Commencement Date. However, if any Lender so requires, this Lease shall become prior and superior to any such Security Instrument.

     B. SUBSEQUENT SECURITY INSTRUMENTS. At Landlord's election, this Lease shall become subject and subordinate to any Security Instrument created after the Commencement Date. Notwithstanding such subordination, THE HOLDER OF SUCH SECURITY INSTRUMENT SHALL AGREE IN WRITING, AS A CONDITION OF SUCH SUBORDINATION, THAT TENANT'S RIGHT TO QUIET POSSESSION OF THE PREMISES SHALL NOT BE DISTURBED SO LONG AS TENANT IS NOT IN DEFAULT AND PERFORMS ALL OF ITS OBLIGATIONS UNDER THIS LEASE, UNLESS THIS LEASE IS OTHERWISE TERMINATED PURSUANT TO ITS TERMS.

     C. DOCUMENTS. PROVIDED THAT THE CONDITION TO SUBORDINATION SPECIFIED IN PARAGRAPH 21.B IS SATISFIED, Tenant shall execute any document or instrument required by Landlord or any Lender to make this Lease either prior or subordinate to a Security Instrument, which may include such other matters as the Lender customarily requires in connection with such agreements, including provisions that the Lender not be liable for (1) the return of the Security Deposit unless the Lender receives it from Landlord, and (2) any defaults on the part of Landlord occurring prior to the time that the Lender takes possession of the Project in connection with the enforcement of its Security Instrument. Tenant's failure to execute any such document or instrument within ten (10) days after written demand therefor shall constitute a default by Tenant.

     D. TENANT'S ATTORNMENT. Tenant shall attorn (1) to any purchaser of the Premises at any foreclosure sale or private sale conducted pursuant to any Security Instrument encumbering the Project; (2) to grantee or transferee designated in any deed given in lieu of foreclosure; or (3) to the lessor under any underlying ground lease should such ground lease be terminated.

     E. LENDER. The term "Lender" shall mean (1) any beneficiary, mortgagee, secured party, or other holder of any deed of trust, mortgage, or other written security device or agreement affecting the Project; and
          (2) any lessor under any underlying lease under which Landlord holds its interest in the Project.

22. HOLDING OVER. This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after expiration shall not constitute a renewal or extension or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after the expiration with the consent of Landlord shall be construed to be a tenancy from month to month, at ONE HUNDRED TWENTY-FIVE PERCENT (125%) of the monthly rent for the last month of the Lease Term, and shall otherwise be on the terms and conditions herein specified insofar as applicable.

23. NOTICES. Any notice required or desired to be given under this Lease shall be in writing with copies directed as indicated below and shall be personally served or given by mail OR OVERNIGHT DELIVERY. Any notice given by mail shall be deemed to have been given when forty-eight (48) hours have elapsed from the time such notice was deposited in the United States mails, certified and postage prepaid, addressed to the party to be served with a copy as indicated herein at the last address given by that party to the other party under the provisions of this Paragraph. At this date of execution of this Lease, the address of Landlord is:

          511 Division Street
          Campbell CA 95008

     and the address of Tenant is:

          81 Vista Montana
          San Jose, California 95134


24. ATTORNEY'S FEES. In the event either party shall bring any action or legal proceeding for damages for any alleged breach of any provision of this Lease, to recover rent or possession of the Premises, to terminate this Lease, or to enforce, protect or establish any term or covenant of this Lease or right or remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding, reasonable attorneys' fees and court costs, including attorneys' fees and costs for appeal, as may be fixed by the court or jury. The term "prevailing party" shall mean the party who received substantially the relief requested, whether by settlement, dismissal, summary judgement, judgement, or otherwise.

25.  NONASSIGNMENT.

     A. LANDLORD'S CONSENT REQUIRED. Tenant's interest in this Lease is not assignable, by operation of law or otherwise, nor shall Tenant have the right to sublet the Premises, transfer any interest of Tenant therein or permit any use of the Premises by another party, without the prior written consent of Landlord to such assignment, subletting, transfer or use, which consent Landlord agrees not to withhold unreasonably subject to the provisions of Subparagraph B below. A consent to one assignment, subletting, occupancy or use by another party shall not be deemed to be a consent to any subsequent assignment, subletting, occupancy or use by another party. Any assignment or subletting without such consent shall be void and shall, at the option of Landlord, terminate this Lease.

                    Landlord's waiver or consent to any assignment or subletting hereunder shall not relieve Tenant from any obligation under this lease unless the consent shall so provide.

               B. TRANSFEREE INFORMATION REQUIRED. If Tenant desires to assign its interest in this Lease or sublet the Premises, or transfer any interest of Tenant therein, or permit the use of the Premises by another party (hereinafter collectively referred to as a "Transfer"), Tenant shall give Landlord at least thirty (30) days prior written notice of the proposed Transfer and of the terms of such proposed Transfer, including, but not limited to, the name and legal composition of the proposed transferee, a financial statement of the proposed transferee, the nature of the proposed transferee's business to be carried on in the Premises, the payment to be made or other consideration to be given to Tenant on account of the Transfer, and such other pertinent information as may be requested by Landlord, all in sufficient detail to enable Landlord to evaluated the proposed Transfer and the prospective transferee. It is the intent of the parties hereto that this Lease shall confer upon Tenant only the right to use and occupy the Premises, and to exercise such other rights as are conferred upon Tenant by this Lease. The parties agree that this Lease is not intended to have a bonus value nor to serve as a vehicle whereby Tenant may profit by a future Transfer of this Lease or the right to use or occupy the Premises as a result of any favorable terms contained herein, or future changes in the market for leased space. It is the intent of the parties that any such bonus value that may attach to this Lease shall be and remain the exclusive property of Landlord.
                    Accordingly, in the event Tenant seeks to Transfer its interest in this Lease or the Premises, Landlord shall have the following options, which may be exercised at its sole choice without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such proposed Transfer:

                    (1) Landlord may elect to terminate this Lease effective as of the proposed effective date of the proposed Transfer and release Tenant from any further liability hereunder accruing after such termination date by giving Tenant written notice of such termination within twenty (20) days after receipt by Landlord of Tenant's notice of intent to transfer as provided above. If Landlord makes such election to terminate this Lease, Tenant shall surrender the Premises, in accordance with Paragraph 34, on or before the effective termination date; or

                    (2) Landlord may consent to the proposed Transfer on the condition that Tenant agrees to pay to Landlord, as additional rent, any and all rents or other consideration (including key money) received by Tenant from the transferee by reason of such Transfer in excess of the rent payable by Tenant to Landlord under this Lease (less any brokerage commissions or advertising expenses incurred by Tenant in connection with the Transfer, INCLUDING TENANT IMPROVEMENT COSTS). Tenant expressly agrees that the foregoing is a reasonable condition for obtaining Landlord's consent to any Transfer; or

                    (3) Landlord may reasonably withhold its consent to the proposed Transfer.

          26. SUCCESSORS. The covenants and agreements contained in this Lease shall be binding on the parties hereto and on their respective heirs, successors and assigns (to the extent the Lease is assignable).

          27. MORTGAGEE PROTECTION. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage encumbering the Premises, whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure.

          28. LANDLORD LOAN OR SALE. Tenant agrees promptly following request by Landlord to (A) execute and deliver to Landlord any documents, including estoppel certificates presented to Tenant by Landlord, (i) certifying that this Lease is unmodified and in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, and (iii) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord and
               (B) to deliver to Landlord the financial statement of TENANT IN FORM AND CONTENT GENERALLY PREPARED BY TENANT, including a balance sheet and profit and loss statement, for the last completed fiscal year all prepared in accordance with generally accepted accounting principles consistently applied. Tenant's failure to deliver an estoppel certificate within ten (10) days following such request shall be an Event of Default under this Lease, PROVIDED TENANT DOES NOT DELIVER SAID ESTOPPEL CERTIFICATE WITHIN FIVE (5) DAYS AFTER WRITTEN NOTICE OF DELINQUENCY.

          29. SURRENDER OF LEASE NOT MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenants, or operate as an assignment to Landlord of any or all such sublease or subtenants.

          30. WAIVER. The waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant or condition herein contained.

          31.  GENERAL.

               A. CAPTIONS. The captions and paragraph headings used in this Lease are for the purposes of convenience only. They shall not be construed to limit or extend the meaning of any part of this Lease, or be used to interpret specific sections. The word (s) enclosed in quotation marks shall be construed as defined terms for
                    purposes of this Lease.   As used in this Lease, the
                    masculine, feminine and neuter and the singular or plural number shall each be deemed to include the other whenever the context so requires.

               B. DEFINITION OF LANDLORD. The term "Landlord" as used in this Lease, so far as the covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title of the Premises, and in the event of any transfer or transfers of the title of such fee, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall after the date of such transfer or conveyance be automatically freed and relieved of all liability with respect to performance of any covenants or obligations on the part of Landlord contained in this Lease, thereafter to be performed; provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee. It is intended that the covenants and obligations contained in this Lease on the part of Landlord shall, subject as aforesaid, be binding upon each Landlord, its heirs, personal representatives, successors and assigns only during its respective period of ownership.

               C. TIME OF ESSENCE. Time is of the essence for the performance of each term, covenant and condition of this Lease.

               D. SEVERABILITY. In case any one or more of the provisions contained herein, except for the payment of rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. This Lease shall be construed and enforced in accordance with the laws of the State of California.

               E. JOINT AND SEVERAL LIABILITY. If Tenant is more than one person or entity, each such person or entity shall be jointly and severally liable for the obligations of Tenant hereunder.

               F. LAW. The term "law" shall mean any judicial decision, status, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any government agency or authority having jurisdiction over the parties to this Lease or the Premises or both, in effect at the Commencement Date of this Lease or any time during the Lease Term, including, without limitation, any regulation, order, or policy of any quasi-official entity or body (e.g., board of fire examiners, public utility or special district).

               G. AGENT. AS USED HEREIN THE TERM "AGENT" SHALL MEAN, WITH RESPECT TO EITHER LANDLORD OR TENANT, ITS RESPECTIVE AGENTS, EMPLOYEES, CONTRACTORS (AND THEIR SUBCONTRACTORS), AND INVITEES (AND IN THE CASE OF TENANT, ITS SUBTENANTS).

               H.   WAIVER OF JURY TRIAL

                    LANDLORD AND TENANT HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, COUNTERCALIM OR CROSS-COMPLAINT IN ANY ACTION PROCEEDING AND/OR HEARING BROUGHT BY EITHER LANDLORD AGAINST TENANT OR TENANT AGAINST LANDLORD ON ANY MATTER WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY LAW, STATUTE, OR REGULATION, EMERGENCY OR OTHERWISE, NOW OR HEREAFTER IN EFFECT.

                    INITIALS:      /s/
                                   ------------(LANDLORD)

                                   /s/
                                   ------------(TENANT)

          32. SIGN. Tenant shall not place or permit to be placed any sign or decoration on the land or the exterior of the Building without the prior written consent of Landlord, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD. Tenant, upon written notice by Landlord, shall immediately remove any sign or decoration that has placed or permitted to be placed on the land or the exterior of the Building without the prior written consent of Landlord, and if Tenant fails to so remove such sign or decoration within five (5) days after Landlord's written notice, Landlord may enter upon the Premises and remove said sign or decoration and Tenant agrees to pay Landlord, as additional rent upon demand, the COMMERCIALLY REASONABLE cost of such removal. At the termination of this Lease, Tenant shall remove any sign which it has placed on the Parcel or Building and shall repair any damage caused by the installation or removal of such sign.

          33. INTEREST ON PAST DUE OBLIGATIONS. Any Monthly Installment of rent or any other sum due form Tenant under this Lease which is received by Landlord after the date the same is due shall bear interest from said due date until paid, at an annual rate equal to the lesser of (the "Permitted Rate"):
               (1) twelve percent (12%); or (2) five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the Twenty-fifth (25th) day of the month immediately preceding the due date, on advances to member banks under Section 13 and 13 (a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended. Payment of such interest shall not excuse or cure any default by Tenant. In addition, Tenant shall pay all costs and attorneys' fees incurred by Landlord in collection of such amounts.

          34. SURRENDER OF THE PREMISES. On the last day of the term hereof, or on the sooner termination of this Lease, Tenant shall surrender the Premises to Landlord in their condition existing as of the Commencement Date of this Lease, EXCEPT AS PROVIDED IN PARAGRAPH 13 ABOVE AND EXHIBIT "E" ATTACHED HERETO, ordinary wear and tear excepted, with all originally painted interior walls washed and other interior walls cleaned, and repaired or replaced, all carpets shampooed and cleaned, the air conditioning and heating equipment serviced and repaired by a reputable and licensed service firm, all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed shall be deemed abandoned by Tenant. Tenant, at its sole cost, shall repair any damage to the Premises caused by the removal of Tenant's personal property, machinery and equipment, which repair shall include, without limitation, the patching and filling of holes and repair of structural damage. If the Premises are not so surrendered at termination of this Lease, Tenant shall indemnify, defend, protect and hold Landlord harmless from and against loss or liability resulting from delay by Tenant in so surrendering the Premises including without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

          35. AUTHORITY. The undersigned parties hereby warrant that they have proper authority and are empowered to execute this Lease on behalf of Landlord and Tenant, respectively.

          36. PUBLIC RECORD. This Lease is made subject to all matters of public record affecting title to the property of which the Premises are a part. Tenant shall abide by and comply with all private conditions, covenants and restrictions ("CC&R's") of public record now (TO LANDLORD'S KNOWLEDGE THERE ARE NO CURRENT CC&R's OF PUBLIC RECORD) or hereafter affecting the Premises and any amendment thereof, A COPY OF WHICH LANDLORD SHALL PROVIDE TO TENANT. All assessments and charges which are imposed, levied or assessed against the Parcel and Buildings pursuant to the above-described covenants, conditions and restrictions shall be a Common Area Charge and Tenant shall pay its share of such assessments and charges to Landlord as provided in Paragraph 12 above.

          37. BROKERS. Each party represents and warrants to the other that there are no brokerage commissions or fees payable in connection with this Lease, except to the Commercial
               Property Services Company ("CPS") and, with the exception of CPS, each party hereby agrees to indemnify and hold the other harmless from and against any brokerage commissions or fee, obligation, claim or damage (including reasonable attorneys' fees) paid or incurred by the other party as a result of a breach of this Paragraph 37. This indemnity shall survive the expiration or sooner termination of this Lease.

          38. LIMITATION ON LANDLORD'S LIABILITY. Tenant, for itself and its successors and assigns (to the extent this Lease is assignable), hereby agrees that in the event of any actual, or alleged, breach or default by Landlord under this lease that:

               (A) Tenant's sole and exclusive remedy against Landlord shall be as against Landlord's interest in the Building;

                B) No partner or officer of any partner of Landlord shall be sued or named as a party in a suit or action (except as may be necessary to secure jurisdiction of the partnership);

                C) No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

                D) No partner of Landlord shall be required to answer or otherwise plead to any service of process;

                E) No Judgment will be taken against any partner of Landlord;

                F) Any judgment taken against any partner of Landlord maybe vacated and set aside at any time nunc pro tunc;


                G) No writ of execution will ever be levied against the assets of any partner of Landlord;

                H) The covenants and agreements of Tenant set forth in this Section 38 shall be enforceable by Landlord and any partner of Landlord.

          39.  HAZARDOUS MATERIAL.

               A. DEFINITIONS. AS USED HEREIN, THE TERM "HAZARDOUS MATERIAL" SHALL MEAN ANY SUBSTANCE: (i) THE PRESENCE OF WHICH REQUIRES INVESTIGATION OR REMEDIATION UNDER ANY FEDERAL, STATE OR LOCAL STATUTES, REGULATION,
                    ORDINANCE, ORDER, ACTION, POLICY OR COMMON LAW; (ii) WHICH IS OR BECOMES DEFINED "HAZARDOUS WASTE," "HAZARDOUS SUBSTANCE," POLLUTANT OR CONTAMINANT UNDER ANY FEDERAL, STATE OR LOCAL STATUTE, REGULATION, RULE
                    OR ORDINANCE OR AMENDMENTS THERETO INCLUDING, WITHOUT LIMITATION, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT (42 U.S.C. SECTION 9601 ET SEQ.) AND/OR THE RESOURCE CONSERVATION AND RECOVERY ACT (42 U.S.C. SECTION 6901 ET SEQ.); (iii) WHICH IS TOXIC, EXPLOSIVE, CORROSIVE, FLAMMABLE, INFECTIOUS, RADIOACTIVE, CARCINOGENIC, MUTAGENIC, OR OTHERWISE HAZARDOUS AND IS OR BECOMES REGULATED BY ANY GOVERNMENTAL AUTHORITY, AGENCY, DEPARTMENT, COMMISSION, BOARD, AGENCY, OR INSTRUMENTALITY OF THE UNITED STATES, THE STATE OF CALIFORNIA OR ANY POLITICAL SUBDIVISION THEREOF; (iv) THE PRESENCE OF WHICH ON THE PREMISES CAUSES OR THREATENS TO CAUSE A NUISANCE UPON THE PREMISES OR TO ADJACENT PROPERTIES OR POSES OR
                    THREATENS TO POSE A HAZARD TO THE HEALTH OR SAFETY OF PERSONS ON OR ABOUT THE PREMISES; (v) THE PRESENCE OF WHICH ON ADJACENT PROPERTIES COULD CONSTITUTE A TRESPASS TO LANDLORD OR TENANT; (vi) WITHOUT LIMITATION WHICH CONTAINS GASOLINE, DIESEL FUEL, OR OTHER PETROLEUM HYDROCARBONS; (vii) WITHOUT LIMITATION WHICH CONTAINS POLYCHLORINATED BIPHENYLS (PCBs), ASBESTOS OR UREA FORMALDEHYDE FOAM INSULATION; OR (viii) WITHOUT LIMITATION RADON GAS.

               B.   LANDLORD'S INDEMNITY.  LANDLORD SHALL INDEMNIFY,
                    DEFEND, PROTECT AND HOLD TENANT HARMLESS FROM AND
                    AGAINST ALL LIABILITIES, CLAIMS, PENALTIES, FINES, RESPONSE COSTS AND OTHER EXPENSES (INCLUDING, BUT
                    LIMITED TO, REASONABLE ATTORNEYS' FEES AND CONSULTANTS' FEES AND COSTS) ARISING OUT OF, RESULTING FROM, OR
                    CAUSED BY ANY HAZARDOUS MATERIAL USED, GENERATED DISCHARGED, TRANSPORTED TO OR FROM, STORED OR DISPOSED
                    OF BY LANDLORD OR ITS AGENTS IN, ON, UNDER, OVER, THROUGH OR ABOUT THE PREMISES AND/OR THE SURROUNDING REAL PROPERTY.

               C. PERMITTED USE. SUBJECT TO THE COMPLIANCE BY TENANT WITH THE PROVISIONS OF SUBPARAGRAPHS D, E, F, G, I, J AND K BELOW, TENANT SHALL BE PERMITTED TO USE AND STORE ON THE PREMISES THOSE HAZARDOUS MATERIALS LISTED IN EXHIBIT "F" ATTACHED HERETO IN THE QUANTITIES ATTACHED SET FORTH IN EXHIBIT "F".

               D. HAZARDOUS MATERIAL MANAGEMENT PLAN. PRIOR TO TENANT USING, HANDLING, TRANSPORTING OR STORING ANY HAZARDOUS MATERIAL AT OR ABOUT THE PREMISES (INCLUDING, WITHOUT LIMITATION, THOSE LISTED IN EXHIBIT "F"), TENANT SHALL SUBMIT TO LANDLORD A HAZARDOUS MATERIALS MANAGEMENT PLAN ("HMMP") FOR LANDLORD'S REVIEW AND APPROVAL, WHICH APPROVAL SHALL NOT BE UNREASONABLY WITHHELD. THE HMMP SHALL DESCRIBE: (i) THE QUANTITIES OF EACH MATERIAL TO BE USED, (ii) THE PURPOSE FOR WHICH EACH MATERIAL IS TO BE USED, (iii) THE METHOD OF STORAGE OF EACH MATERIAL,
                    (iv) THE METHOD OF TRANSPORTING EACH MATERIAL TO AND FROM THE PREMISES AND WITHIN THE PREMISES, (v) THE METHODS TENANT WILL EMPLOY TO MONITOR THE USE OF THE MATERIAL AND TO DETECT ANY LEAKS OR POTENTIAL HAZARDS, AND (vi) ANY OTHER INFORMATION ANY DEPARTMENT OF ANY GOVERNMENTAL ENTITY (CITY, STATE OR FEDERAL) REQUIRES PRIOR TO THE ISSUANCE OF ANY REQUIRED PERMIT FOR THE PREMISES OR DURING TENANT'S OCCUPANCY OF THE PREMISES. LANDLORD MAY, BUT SHALL HAVE NO OBLIGATION TO

          REVIEW AND APPROVE THE FOREGOING INFORMATION AND HMO, AND SUCH REVIEW AND APPROVAL OR FAILURE TO REVIEW AND APPROVE SHALL NOT ACT AS AN ESTOPPEL OR OTHERWISE WAIVE LANDLORD'S RIGHTS UNDER THIS LEASE OR RELIEVE TENANT OF ITS OBLIGATIONS UNDER THIS LEASE. IF LANDLORD DETERMINES IN GOOD FAITH BY INSPECTION OF THE PREMISES OR REVIEW OF THE HMMP THAT METHODS IN USE OR DESCRIBED BY TENANT ARE NOT ADEQUATE IN LANDLORD'S GOOD FAITH JUDGEMENT TO PREVENT OR ELIMINATE THE EXISTENCE OF ENVIRONMENTAL HAZARDS, THEN TENANT SHALL NOT USE, HANDLE, TRANSPORT, OR STORE SUCH HAZARDOUS MATERIALS AT OR ABOUT THE PREMISES UNLESS AND UNTIL SUCH METHODS ARE APPROVED BY THE LANDLORD IN GOOD FAITH AND ADDED TO AN APPROVED HMMP. ONCE APPROVED BY LANDLORD, TENANT SHALL STRICTLY COMPLY WITH THE HMMP AND SHALL NOT CHANGE ITS USE, OPERATIONS OR PROCEDURES WITH RESPECT TO HAZARDOUS MATERIALS WITHOUT SUBMITTING AN AMENDED HMMP FOR LANDLORD'S REVIEW AND APPROVAL AS PROVIDED ABOVE.

     E. USE RESTRICTIONS. EXCEPT AS SPECIFICALLY ALLOWED IN SUBPARAGRAPH C ABOVE, TENANT SHALL NOT CAUSE OR PERMIT ANY HAZARDOUS MATERIAL TO BE USED, STORED, GENERATED, DISCHARGED, TRANSPORTED TO OR FROM, OR DISPOSED OF IN OR ABOUT THE PREMISES, OR ANY OTHER LAND OR IMPROVEMENT IN THE VICINITY OF THE PREMISES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, TENANT, AT ITS SOLE COST, SHALL COMPLY WITH ALL LAWS RELATING TO THE STORAGE, USE, GENERATION, TRANSPORT, DISCHARGE AND DISPOSAL BY TENANT OR ITS AGENTS OF ANY HAZARDOUS MATERIAL. IF THE PRESENCE OF ANY HAZARDOUS MATERIAL ON THE PREMISES CAUSED OR PERMITTED BY TENANT OR ITS AGENTS RESULTS IN CONTAMINATION OF THE PREMISES OR ANY SOIL, AIR, GROUND OR SURFACE WATERS UNDER, THROUGH, OVER, ON, IN OR ABOUT THE PREMISES, TENANT AT ITS EXPENSE, SHALL PROMPTLY TAKE ALL ACTIONS NECESSARY TO RETURN THE PREMISES AND/OR THE SURROUNDING REAL PROPERTY TO THE CONDITION EXISTING PRIOR TO THE APPEARANCE OF SUCH HAZARDOUS MATERIAL.

     F. TENANT INDEMNITY. TENANT SHALL DEFEND, PROTECT, HOLD HARMLESS AND INDEMNIFY LANDLORD AND ITS AGENTS AND LENDERS WITH RESPECT TO ALL ACTIONS, CLAIMS, LOSSES (INCLUDING, DIMINUTION IN VALUE OF THE PREMISES),FINES, PENALTIES, FEES,(INCLUDING, BUT NOT LIMITED TO, REASONABLE ATTORNEYS' AND CONSULTANTS' FEES AND COSTS) COSTS, DAMAGES, LIABILITIES, REMEDIATION COSTS, INVESTIGATIONS COSTS, RESPONSE AND OTHER EXPENSES ARISING OUT OF, RESULTING FROM, OR CAUSED BY ANY HAZARDOUS MATERIAL USED, GENERATED DISCHARGED, TRANSPORTED TO OR FROM, STORED, OR DISPOSED OF BY TENANT OR ITS AGENTS IN, ON, UNDER, OVER, THROUGH OR ABOUT THE PREMISES AND/OR THE SURROUNDING REAL PROPERTY. TENANT SHALL NOT SUFFER ANY LIEN TO BE RECORDED AGAINST THE PREMISES AS A CONSEQUENCE FOR THE DISPOSAL OF ANY HAZARDOUS MATERIAL ON THE PREMISES BY THE TENANT OR ITS AGENTS, INCLUDING ANY SO CALLED STATE, FEDERAL OR LOCAL "SUPER FUND" LIEN RELATED TO THE "CLEAN UP" OF ANY HAZARDOUS MATERIAL IN, OVER, ON, UNDER THROUGH, OR ABOUT THE PREMISES.

     G.   COMPLIANCE. TENANT SHALL IMMEDIATELY NOTIFY LANDLORD OF ANY
          INQUIRY, TEST, INVESTIGATION, ENFORCEMENT PROCEEDING BY OR
          AGAINST TENANT OR THE PREMISES CONCERNING ANY HAZARDOUS MATERIAL.
          ANY REMEDIATION PLAN PREPARED BY OR ON BEHALF OF TENANT MUST BE SUBMITTED TO LANDLORD PRIOR TO CONDUCTING ANY WORK PURSUANT TO
          SUCH PLAN AND PRIOR TO SUBMITTAL TO ANY APPLICABLE GOVERNMENT AUTHORITY AND SHALL BE SUBJECT TO LANDLORD'S CONSENT. TENANT ACKNOWLEDGES THAT LANDLORD, AS THE OWNER OF THE PROPERTY, AT
          ITS ELECTION, SHALL HAVE THE SOLE RIGHT TO NEGOTIATE, DEFEND,
          APPROVE AND APPEAL ANY ACTION TAKEN OR ORDER ISSUED WITH REGARD TO ANY HAZARDOUS MATERIAL BY ANY APPLICABLE GOVERNMENT AUTHORITY.

     H. ASSIGNMENT AND SUBLETTING. IT SHALL NOT BE UNREASONABLE FOR LANDLORD TO WITHHOLD ITS CONSENT TO ANY PROPOSED ASSIGNMENT OR SUBLETTING IF (i) THE PROPOSED ASSIGNEE'S OR SUBTENANT'S ANTICIPATED USE OF THE PREMISES INVOLVES THE STORAGE, GENERATION, DISCHARGE,

          TRANSPORT, USE OR DISPOSAL OF ANY HAZARDOUS MATERIAL NOT PERMITTED UNDER SUBPARAGRAPH C ABOVE; (ii) IF THE PROPOSED ASSIGNEE OR SUBTENANT HAS BEEN REQUIRED BY ANY PRIOR LANDLORD, LENDER, OR GOVERNMENT AUTHORITY TO "CLEAN UP" OR REMEDIATE ANY HAZARDOUS MATERIAL AND HAS FAILED TO PROMPTLY DO SO; (iii) IF THE PROPOSED ASSIGNEE OR SUBTENANT IS SUBJECT TO INVESTIGATION OR ENFORCEMENT ORDER OR PROCEEDING BY ANY GOVERNMENTAL AUTHORITY IN CONNECTION WITH THE USE, GENERATION, DISCHARGE, TRANSPORT, DISPOSAL OR STORAGE OF ANY MATERIAL AMOUNT OF HAZARDOUS MATERIAL; PROVIDED THAT (ii) AND (iii) WILL NOT APPLY IN THE CASE OF A FORTUNE 500 COMPANY.

     I. SURRENDER. UPON THE EXPIRATION OR EARLIER TERMINATION OF THE LEASE, TENANT, AT ITS SOLE COST, SHALL REMOVE ALL HAZARDOUS MATERIALS FROM THE PREMISES THAT TENANT OR ITS AGENTS INTRODUCED TO THE PREMISES. IF TENANT FAILS TO SO SURRENDER THE PREMISES, TENANT SHALL INDEMNIFY, PROTECT, DEFEND AND HOLD LANDLORD HARMLESS FROM AND AGAINST ALL DAMAGES RESULTING FROM TENANT'S FAILURE TO SURRENDER THE PREMISES AS REQUIRED BY THIS PARAGRAPH, INCLUDING, WITHOUT LIMITATION, ANY ACTIONS, CLAIMS, LOSSES, LIABILITIES, FEES (INCLUDING, BUT NOT LIMITED TO, REASONABLE ATTORNEY'S FEES AND CONSULTANTS' FEES AND COSTS),FINES, COSTS, PENALTIES, OR DAMAGES IN CONNECTION WITH THE CONDITION OF THE PREMISES INCLUDING, WITHOUT LIMITATION, DAMAGES OCCASIONED BY THE INABILITY TO RELET THE PREMISES OR A REDUCTION IN THE FAIR MARKET AND/OR RENTAL VALUE OF THE PREMISES BY REASON OF THE EXISTENCE OF ANY HAZARDOUS MATERIALS IN, ON OVER, UNDER, THROUGH OR AROUND THE PREMISES.

     J. RIGHT TO APPOINT CONSULTANT. LANDLORD SHALL HAVE THE RIGHT TO APPOINT A CONSULTANT TO CONDUCT AN INVESTIGATION TO DETERMINE WHETHER ANY HAZARDOUS MATERIAL IS BEING USED, GENERATED, DISCHARGED, TRANSPORTED TO OR FROM, STORED OR DISPOSED OF IN, ON, OVER, THROUGH, OR ABOUT THE PREMISES, IN AN APPROPRIATE AND LAWFUL MANNER. IF TENANT HAS VIOLATED ANY LAW OR COVENANT IN THIS LEASE REGARDING THE USE, STORAGE OR DISPOSAL OF HAZARDOUS MATERIALS ON OR ABOUT THE PREMISES, TENANT SHALL REIMBURSE LANDLORD FOR THE COST OF SUCH INVESTIGATION. TENANT, AT ITS EXPENSE, SHALL COMPLY WITH ALL REASONABLE RECOMMENDATIONS OF THE CONSULTANT REQUIRED TO CONFORM TENANT'S USE, STORAGE OR DISPOSAL OF HAZARDOUS MATERIALS TO THE REQUIREMENTS OF APPLICABLE LAW OR TO FULFILL THE OBLIGATIONS OF TENANT HEREUNDER.

     K. HOLDING OVER. IF ANY ACTION OF ANY KIND IS REQUIRED TO BE TAKEN BY ANY GOVERNMENTAL AUTHORITY TO CLEAN-UP, REMOVE, REMEDIATE OR MONITOR HAZARDOUS MATERIAL (THE PRESENCE OF WHICH IS THE RESULT OF THE ACTS OR OMISSIONS OF TENANT OR ITS AGENTS) AND SUCH ACTION IS NOT COMPLETED PRIOR TO THE EXPIRATION OR EARLIER TERMINATION OF THE LEASE, TENANT SHALL BE DEEMED TO HAVE IMPERMISSIBLY HELD OVER UNTIL SUCH TIME AS SUCH REQUIRED ACTION IS COMPLETED, AND LANDLORD SHALL BE ENTITLED TO ALL DAMAGES DIRECTLY OR INDIRECTLY INCURRED IN CONNECTION WITH SUCH HOLDING OVER, INCLUDING WITHOUT LIMITATIONS, DAMAGES OCCASIONED BY THE INABILITY TO RE-LET THE PREMISES OR A REDUCTION OF THE FAIR MARKET AND/OR RENTAL VALUE OF THE PREMISES.

     L. EXISTING ENVIRONMENTAL REPORTS. TENANT HEREBY ACKNOWLEDGES THAT IT HAS RECEIVED, READ AND REVIEWED THE REPORTS AND TEST RESULTS DESCRIBED IN EXHIBIT "G" ATTACHED HERETO AND MADE A PART HEREOF (THE "EXISTING ENVIRONMENTAL REPORTS").

     M.   PROVISIONS SURVIVE REPORTS.  THE PROVISIONS OF THIS
          PARAGRAPH 39 SHALL SURVIVE THE EXPIRATION OR TERMINATION OF
          THIS LEASE.

     N. CONTROLLING PROVISIONS. THE PROVISIONS OF THIS PARAGRAPH 39 ARE INTENDED TO GOVERN THE RIGHTS AND LIABILITIES OF THE LANDLORD AND TENANT HEREUNDER RESPECTING HAZARDOUS MATERIALS TO THE EXCLUSION OF ANY OTHER PROVISIONS IN THIS LEASE THAT MIGHT OTHERWISE BE DEEMED APPLICABLE. THE PROVISIONS OF THIS PARAGRAPH 39 SHALL BE CONTROLLING WITH REPECT TO ANY PROVISIONS IN THIS LEASE THAT ARE INCONSISTENT WITH THIS PARAGRAPH 39.

40.  OPTION TO EXTEND.

     Tenant shall be granted on (1) option to extend the term of this lease through and including October 29, 1998. Such extension to be on the same terms and conditions as the initial term, including the Base Monthly Rent. It shall be a precedent to the exercise of this option that Tenant shall not be in default under this Lease, BEYOND ANY APPLICABLE CURE PERIOD, at the time of the exercise of the option. Tenant shall exercise said option only by written notice delivered to exercise of the option. Tenant shall exercise said option only by written notice delivered to Landlord at least ONE HUNDRED TWENTY (120) days prior to the expiration of the original term of this lease.

41.  RIGHTS OF FIRST REFUSAL.

     A. In the event this Lease is in full force and effect and provided Tenant is not in default under the terms and conditions of the Lease, BEYOND ANY APPLICABLE CURE PERIOD, Landlord hereby grants Tenant the Right of First Refusal (First Right), second to AG Associates' Option to Expand, the premises as defined herein. Said First Right shall be secondary to AG Associates Option to Expand, as defined in their lease dated July 21, 1995.

     B. Furthermore, Tenant shall have the Right of First Refusal ("Second Right") to lease any space designated in Exhibit A, as "site plan", Landlord shall notify Tenant in writing of the terms for which Landlord is willing to lease the subject premises.

     C. The foregoing rights shall be contingent upon Tenant's responding to Landlord in writing of Tenant's intent to exercise said right(s) of first refusal within TWO (2) BUSINESS DAYS of notification to Tenant by Landlord of an impending offer on said subject premises. Tenant shall have two (2) BUSINESS DAYS to accept the terms and conditions as written by Landlord and to agree in writing to lease the subject premises. If Landlord has not received a written response to lease the subject premises from Tenant within TWO (2) BUSINESS DAYS of Tenant's receipt of an offer from Landlord, then it shall be deemed that Tenant is waiving its right to lease the subject space, and Landlord will be free to lease to the original offering party, on the same terms and conditions as were originally offered to Tenant.

     D. Neither Right of First Refusal, as outlined above, shall apply to extensions of leases for space with Tenants who are in occupancy of buildings designated in the Exhibit A site plan as of the commencement date of this Lease (the "Existing Leases"). As of the date of this Lease, the tenants under Existing Leases are: Reply Corporation and AG Associates, Inc. Only AG Associates ha sa right to lease 4415 Fortran Court, which is superior to the Rights of First Refusal granted to Tenant herein.

IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.

TENANT:                                      LANDLORD:

Novellus Systems, Inc., a California         South Bay/Fortran, a California
corporation                                  limited partnership


By: /s/ Unintelligible                        By:  /s/ Unintelligible
   ------------------------------                 ------------------------------

Title:  Treasurer                             Title: General Partner
      ---------------------------                    ---------------------------

Dated:  1/31/96                               Dated:  1/31/96
      ---------------------------                  ---------------------------

                                 San Jose Technology Park
                             Office/R&D/Manufacturing Space,


                                        [MAP]


[LOGO]

                                   EXHIBIT "B"

LEGAL DESCRIPTION:


All that real property situate in the City of San Jose, County of Santa Clara, State of California, described as follows:

Beginning at the Southwesterly corner of that certain 31.74 acre tract of land described in the deed from The First National Bank of San Jose, a corporation, to F. W. Zanker and Curtner Zanker, dated May 5, 1939, recorded May, 8, 1939 in Book 934 Official Records, page 16, Santa Clara County Records, in the Northerly line Alviso-Milpitas Road, thence from said point of beginning N. 89 deg. 35' E.
630.30 feet to the Southeasterly corner thereof; thence along the Easterly line of said 31.74 acre tract for the three following courses and distances: N. 1 deg. 13' E. 768.90 feet, N. 0 deg. 57' E. 597.96 feet and N. 0 deg. 31' E.
149.97 feet to the Southeasterly corner of that certain 9.316 acre tract of land described in the deed from F. W. Zanker, et al, to B. S. Brazil, a single man, dated October 25, 1943, recorded November 16, 1943 in Book 1176 Official Records, page 21, Santa Clara County Records; thence S. 89 deg. 35' W. along the Southerly line of said 9.316 acre tract 651.78 feet to the Southwesterly corner thereof in the Westerly line of said 31.74 acre tract; thence S. 0 deg. 08' W. along said last mentioned line 1512.88 feet to the point of beginning.

Excepting therefrom that portion thereof conveyed to the City of San Jose, a municipal corporation, recorded September 2, 1985 in Book J828, page 1719, Official Records, described as follows:

Beginning at the Southeasterly corner of that certain 31.74 acre tract of land described in the deed from the First National Bank of San Jose, a corporation, to F. W. Zanker and Curtner Zanker, dated May 5, 1939, recorded May 8, 1939 in Book 934 Official Records, page 16, Santa Clara County Records, said point being on the Northerly line of Alviso-Milpitas Road, thence leaving said point of beginning along the Easterly line of said 31.74 acre parcel N. 1 deg. 13' E.
30.00 feet to the true point of beginning of the parcel herein being described; thence leaving said true point of beginning and said Easterly line along the following courses and distances; From a tangent bearing of N. 88 deg. 47' 00"
W. along a curve to the right with a radius of 50.00 feet, through a central angle of 126 deg. 52' 12" for an arc length of 110.71 feet to a point on reverse curvature; from a tangent bearing of N. 38 deg. 05' 12" E. along a curve to the left with a radius of 50.00 feet, through a central angle of 36 deg. 52' 12" for an arc length of 32.18 feet; N. 1 deg. 13' 00" E. 361.13 feet; N. 0 deg. 57' 00"
E. 597.93 feet; N. 0 deg. 31' 52" E. 18.69 feet; along a tangent curve to the left with a radius of 40.00 feet, through a central angle of 90 deg. 56' 58" for an arc length of 63.50 feet to a point on a line parallel with and distant 90.00 feet Southerly, measured at right angles from the Southerly line of that certain
9.316 acre parcel of land described in the deed from F. W. Zanker, et al, to B.
S. Brazil, recorded November 16, 1943 in Book 1176 of Official Records, at page 21, Santa Clara County Records; thence along said parallel line, S. 89 deg. 34' 54" W. 579.99 feet to a point on the Westerly line of said 31.74 acre parcel of land; thence leaving said parallel line along said Westerly line, No. 0 deg. 06' 10" E. 90.00 feet to the Southwesterly corner of the hereinabove described 9.316 acre parcel; thence leaving said Westerly line along the Southerly line of said
9.316 acre parcel, N. 89 deg. 34' 54" E. 651.24 feet to the Southeasterly corner thereof, said corner lying in said Easterly line of the hereinabove

                                   EXHIBIT "B"

described 31.74 acre parcel; thence along said Easterly line the following course and distances: S. 0 deg. 31' 52" W. 149.98 feet; S. 0 deg. 57; 00" W.
598.11 feet and S. 1 deg. 13' 00" W. 598.11 feet and S. 1 deg. 13' 00" W. 471.20 feet to the true point of beginning.

ALSO EXCEPTING THEREFROM all that portion conveyed to the State of California by Grant Deed recorded August 31, 1994 in Book N 579, Page 2028, Official Records, described as follows:

Being a portion of that certain parcel of land described in the Deed from Ray H. Collishaw and Earlyn R. Collishaw, husband and wife, to William L. Marocco, a single man, recorded May 4, 1982 in Book G 762 of Official Records at Page 218, Santa Clara County Records.

Beginning at the southeast corner of said parcel conveyed to Marocco; thence from said Point of Beginning, along the southerly line of said parcel conveyed to Marocco N. 89 deg. 01' 16" W. 626.45 feet to the southwest corner of said parcel conveyed to Marocco; thence along the westerly line of said parcel conveyed to Marocco N. 1 deg. 13' 13" E. 227.77 feet; thence leaving said westerly line, from a tangent bearing of S. 67 deg. 46' 42" E., along a curve to the right with a radius of 275.00 feet, through a central angle of 18 deg. 08' 37" for an arc length of 87.08 feet; thence S. 49 deg. 38' 05" E., 103.64 feet; thence along a tangent curve to the left with a radius of 275.00 feet, through a central angle of 34 deg. 57' 21" for an arc length of 167.78 feet; thence S. 84 deg. 35' 26" E. 318.98 feet to a point in the easterly line of said parcel
conveyed to Marocco          ng said easterly line S. 2 deg. 20' 03" W.,
31.97 feet to the Point of Beginning.


ARB No. 15-30-9 & 9.1

                                   EXHIBIT "C"

                                  IMPROVEMENTS

Prior to the commencement of the lease, Landlord shall be make the following improvements to the Premises ("Landlord's Improvements"):

A)   Replace ceiling insulation in rear manufacturing area;
B)   Replace areas of carpet that are worn and irreparably soiled;
C)   Repaint interior walls, as necessary; and,
D) Repair any broken glass, cracks in tile floor of manufacturing area and make additional cosmetic repairs as reasonably necessary, to be agreed upon by Landlord in advance.

Tenant shall be allowed to construct certain interior improvements (the "Improvements") in the Premises prior to the commencement of the Term of this Lease in accordance with the terms of Paragraph 13 of the Lease and in accordance with the plans which shall be approved by Landlord prior to commencement of construction and shall become an exhibit to the Lease hereto ("Approved Plans"). Landlord shall determine and notify Tenant prior to approval and commencement of construction of the Approved Plans, which Improvements Landlord will require Tenant to remove or return to original condition upon expiration or earlier termination of the Lease.

                                    EXHIBIT D
                         FINAL TENANT IMPROVEMENT PLANS

                                (To Be Provided)

                                    EXHIBIT E
                  PLAN SHOWING IMPROVEMENTS TO BE RETURNED TO
                    ORIGINAL CONDITION UPON LEASE EXPIRATION

                                (To Be Provided)

                                    EXHIBIT F

                       HAZARDOUS MATERIALS MANAGEMENT PLAN

                           (To Be Provided by Tenant)

                                   EXHIBIT "G"

1. ATT report dated July 9, 1992: Preliminary (Phase I) Environmental Site Assessment Update for the Property at 4405 - 4445 Fortran Court, San Jose, California. (Project No. 929368).

2, SECOR International Incorporated report dated July 10, 1995: Phase I Environmental Site Assessment Report - 4405, 4415, 4425, 4435 and 4445 Fortran Drive, San Jose, CA (Job No. 70076-001-01).